UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 30, 2013

PEABODY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri		63101-1826
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		(314) 342-3400

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Peabody Energy Corporation (“Peabody”) has announced that, effective September 16, 2013, Eric Ford will assume the role of Executive Vice President, Office of the Chief Executive Officer, reporting to Chairman and CEO Greg Boyce.  In this role, Mr. Ford will have continuing responsibilities for Government Relations in Australia, including coal advocacy activities.  He will also collaborate on improvement and development projects that impact the global Peabody platform and will act as a key resource to the new President and Chief Operating Officer.  Prior to his new role, Mr. Ford served as Chairman of Peabody Australia.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

August 30, 2013                        By: /s/ Kenneth L. Wagner
Name: Kenneth L. Wagner
Title: Vice President, Assistant General Counsel
and Assistant Secretary

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